Supplement to the
Fidelity®
U.S. Government Reserves and
Fidelity Cash Reserves
January 29, 2005
Prospectus

The following information replaces the similar information found in the "Valuing Shares" section on page 9.

Each fund is open for business each day the New York Stock Exchange (NYSE) is open. Each fund is also open for business on Good Friday.

CAS/FUS-05-01 March 1, 2005
1.712068.113

Supplement to the
Fidelity® U.S. Government Reserves
and Fidelity Cash Reserves
January 29, 2005
Prospectus

The following information replaces the similar information found in the "Valuing Shares" section on page 7.

Each fund is open for business each day the New York Stock Exchange (NYSE) is open. Each fund is also open for business on Good Friday.

CAS/FUS-05-01L March 1, 2005
1.746835.111